UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2014

BIODEL INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33451	90-0136863
(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

100 Saw Mill Road Danbury, Connecticut	06810
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 796-5000

100 Saw Mill Road, Danbury Connecticut 06810
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 19, 2014, Gerard Michel, the Chief Financial Officer of Biodel Inc. (the “Company”), provided notice of his intention to resign from the Company effective May 30, 2014 to pursue a new career opportunity. The Company is in the process of commencing an external search for its next Chief Financial Officer. Effective as of May 30, 2014, Errol De Souza, the Company’s President and Chief Executive Officer, will assume the role of principal financial officer until a replacement Chief Financial Officer is appointed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2014	BIODEL INC.
	By:	/s/ Paul S. Bavier
Paul S. Bavier General Counsel and Secretary